UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2007

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 12, 2007, the Board of Directors of RAM Energy Resources, Inc. approved bonus payments to its President and Chief Executive Officer, its Senior Vice President and Chief Financial Officer, two other Senior Vice Presidents and two Vice Presidents (each an “Executive Officer”) with respect to its fiscal year ended December 31, 2006. The following bonus payments were approved and will be made on or prior to April 15, 2007:

Executive Officer	Title	2006 Bonus Amount

Larry E. Lee	Chairman, President	$200,000
and Chief Executive
Officer

John M. Longmire	Senior Vice President	$100,000
and Chief Financial
Officer

Larry G. Rampey	Senior Vice President	$100,000

Drake N. Smiley	Senior Vice President	$100,000

John L. Cox	Vice President, Secretary	$75,000
and Treasurer

Robert E. Phaneuf	Vice President – Corporate	$75,000
Development

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 26, 2007	RAM ENERGY RESOURCES, INC.

By:	/s/ Larry E. Lee
Name: Larry E. Lee
Title: Chief Executive Officer